                           Scotia Pacific Company LLC
                      Timber Collateralized Notes due 2028

                         Monthly Noteholder Certificate

Terms used but not defined herein have the meanings set forth in the Indenture governing the Timber Notes. This Monthly Noteholder Certificate is delivered pursuant to Section 4.6 of the Indenture.

I.    The following summarizes the Collection Account Disbursement on
      November 22, 2004 pursuant to the Indenture:

                                                                                                            Total
                                                                                                       ---------------

A.    Payment of Expenses

1.    Amount Transferred to Expense Reserve                                                             $2,487,209.97

2.    Payment of Trustee's, Collateral Agent's and Liquidity Providers' Expenses                                $0.00

B.    Line of Credit or Liquidity Account

3.    Payment of interest and principal on Advances under Line of Credit
      Agreement                                                                                         $4,175,203.90

4.    Transfer from Liquidity Account to Collection Account                                                     $0.00

5.    Required Liquidity Amount as of close of business on November 22, 2004                           $57,054,007.45

6.    Amount on deposit in the Liquidity Account as of close of business on
      November 22, 2004                                                                                         $0.00

7.    Amount available under Line of Credit Agreement as of close of business
      on November 22, 2004                                                                             $35,315,112.96

8.    Amount of outstanding Advances under Line of Credit Agreement as of close
      of business on November 22, 2004                                                                 $21,738,894.49

                                                                                                            Total
                                                                                                       ---------------

C.    Transfers to Payment Account, Liquidity Account or Expense Reserve

9.    Transfer to Payment Account Re: Monthly Deposit Amount 1                                                  $0.00

10.   Targeted Monthly Deposit Amount multiplied by Reinvestment Factor less,
      to the extent applicable, the Premium Provision Refundable Amount                                $19,234,617.53

11.   Shortfall, if any, in the Monthly Deposit Amount (No. (10)-(9))                                  $19,234,617.53

12.   Transfer to Payment Account Re: Payments of interest and principal under
      Line of Credit Agreement following a Termination Advance 1                                                $0.00

13.   Transfer to Liquidity Account (following a Termination Advance under Line
      of Credit Agreement)                                                                                      $0.00

14.   Transfer to Payment Account Re: Premium Provision 1                                                       $0.00

15.   Additional transfer to Expense Reserve                                                                    $0.00

16.   Transfer to Payment Account re: excess of Base Monthly Deposit Amount
      over Targeted Monthly Deposit Amount                                                                      $0.00

17.   Additional Transfers to Payment Account 2                                                                 $0.00

D.    Additional Payments to Liquidity Providers

18.   Payments of Additional Liquidity Provider Fees and/or Supplemental
      Liquidity Provider Interest to Liquidity Providers                                                        $0.00

------------------------

1     Amounts in Nos.(9), (12), (14)and (16) are the lesser of the amount computed pursuant to the relevant formula or agreement and available cash.
      In the case of No.(9), any shortfall is set forth in No. (11). In the case of Nos. (12), (14), and (16) the amount of the shortfall was $0.00, $0.00 and $38,843,000.00 respectively.

2     Consists of voluntary transfer of $0.00.

                                                                                                            Total
                                                                                                       ---------------

E.    Scheduled Amortization Reserve Account

19.   Transfer to Scheduled Amortization Reserve Account                                                        $0.00

20.   Required Scheduled Amortization Reserve Balance as of close of business
      on November 22, 2004                                                                            $120,281,000.00

21.   Amount on deposit in the Scheduled Amortization Reserve Account as of
      close of business on November 22, 2004                                                           $92,764,321.59

22.   Amount available under Scheduled Amortization Line of Credit Agreement as
      of close of business on November 22, 2004                                                                 $0.00

23.   Amount of outstanding Scheduled Amortization Advances under Scheduled
      Line of Credit Agreement on November 22, 2004                                                             $0.00

F.    Transfer to Issuer

24.   Release to Issuer                                                                                         $0.00

II.   Principal Balance of Timber Notes and Certain Additional Data With
      Respect to Amounts on Deposit in the Payment Account as of the close of business on the Monthly Deposit Date

                                                                                                         Per $1,000
                                                                                                         of original
                                                                                                          principal
                                                                                     Total                  amount
                                                                                ----------------       ---------------

A.    Principal Balance

1.    Principal Balance of Timber Notes

      Class A-1 Timber Notes                                                     $61,654,300.00               $383.66

      Class A-2 Timber Notes                                                    $243,200,000.00             $1,000.00

      Class A-3 Timber Notes                                                    $463,348,000.00             $1,000.00
                                                                                ----------------

      Total Principal Balance of Timber Notes                                   $768,202,300.00                   N/A
                                                                                ================

2.    Principal Balance if Timber Notes were paid in accordance with
      Scheduled Amortization

      Class A-1 Timber Notes                                                     $61,654,300.00               $383.66

      Class A-2 Timber Notes                                                    $243,200,000.00             $1,000.00

      Class A-3 Timber Notes                                                    $463,348,000.00             $1,000.00
                                                                                ----------------

      Total Principal Balance if Timber Notes were paid in
      accordance with Scheduled Amortization                                    $768,202,300.00                   N/A
                                                                                ================

3.    Amount of Amortization, if any, ahead of (or behind) Scheduled
      Amortization (No. (1)-(2), or (2)-(1)) for each Class of Timber
      Notes

      Class A-1 Timber Notes                                                              $0.00                 $0.00

      Class A-2 Timber Notes                                                              $0.00                 $0.00

      Class A-3 Timber Notes                                                              $0.00                 $0.00
                                                                                ----------------

      Total Amount of Amortization, if any, ahead of (or behind)
      Scheduled Amortization                                                              $0.00                   N/A
                                                                                ================

B.    Certain Additional Data with Respect to Amounts on Deposit in the
      Payment Account

      Investors should note that funds are applied from the Payment Account at six month intervals, on each Note Payment Date. The following data reflects certain information with respect to amounts on deposit in the
      Payment Account as of the close of business on the Monthly Deposit Date to which this Monthly Noteholder Certificate relates. Actual allocations of amounts in the Payment Account to principal, interest and premium will be made only on the next Note Payment Date.
      Accordingly, the following data does not necessarily represent, nor is it intended to represent, the actual allocations to principal, interest and premium, or the actual amounts which will be paid, on the next Note
      Payment Date.

      INVESTORS SHOULD ALSO NOTE THAT THE FOLLOWING DATA IS NOT INTENDED TO
      REFLECT, AND DOES NOT REFLECT, THE PRIORITY OF PAYMENTS ON THE NEXT
      NOTE PAYMENT DATE. THE PRIORITY OF PAYMENTS ON THE NEXT NOTE PAYMENT
      DATE IS EXPECTED TO BE AS FOLLOWS:3 (I) INTEREST (EXCLUDING INTEREST ON
      PREMIUMS) ON THE TIMBER NOTES, (II) MINIMUM PRINCIPAL AMORTIZATION
      AMOUNT ON THE CLASS A-1 TIMBER NOTES, (III) DEPLETION AMORTIZATION
      AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES, (IV) INTEREST ON
      PREMIUMS, (V) PREPAYMENT PREMIUMS AND/OR DEFICIENCY PREMIUMS AND (VI)
      SCHEDULED AMORTIZATION AMOUNT TO BE PAID ON THE CLASS A-1 TIMBER NOTES.
      TO THE EXTENT THAT THE FUNDS AVAILABLE IN THE PAYMENT ACCOUNT ARE
      INSUFFICIENT TO PAY IN FULL THE SCHEDULED AMORTIZATION AMOUNT ON THE
      NEXT NOTE PAYMENT DATE, THE REMAINDER OF SUCH SCHEDULED AMORTIZATION
      AMOUNT IS EXPECTED TO BE PAID FROM THE SCHEDULED AMORTIZATION RESERVE
      ACCOUNT.

-------------------------

3     If a Line of Credit Acceleration has occurred or an Acceleration Event under the Line of Credit exists on the Note Payment Date, all amounts owing to the Liquidity Providers (other than any Additional Liquidity
      Provider Fees and any Supplemental Liquidity Provider Interest) must be paid in full from the Payment Account before any other amounts may be paid from the Payment Account. In addition, if there has been a
      Termination Advance under a Line of Credit that has not been replaced, accrued interest and certain principal payments in respect of outstanding Advances under the Line of Credit will be paid from the
      Payment Account. No circumstance currently exists which would require any payments to the Liquidity Providers from the Payment Account, and the Issuer does not believe that such circumstances will exist, on the next Note Payment Date. Accordingly, the following information under this Section B is prepared on the assumption that no such circumstance will exist on the next Note Payment Date.

                                                                                                         Per $1,000
                                                                                                        of original
                                                                                                         principal
                                                                                     Total                 amount
                                                                                ----------------       ---------------

4.    Payment Account Balance                                                             $0.00                   N/A

5.    Accrued Interest (excluding interest on Premiums) to Monthly Deposit
      Date

      Class A-1 Timber Notes                                                      $1,346,118.88                 $8.38

      Class A-2 Timber Notes                                                      $5,763,840.00                $23.70

      Class A-3 Timber Notes                                                     $11,908,043.60                $25.70

6.    Accrued Interest on Premium to Monthly Deposit Date

      Class A-1 Timber Notes                                                              $0.00                 $0.00

      Class A-2 Timber Notes                                                              $0.00                 $0.00

      Class A-3 Timber Notes                                                              $0.00                 $0.00

7.    Accrued Prepayment, Non-Registration and/or Deficiency
      Premiums to Monthly Deposit Date                                                    $0.00                   N/A

      The accrued Premiums, if any, consist of the following:

      Non-Registration Premiums:

           Class A-1 Timber Notes                                                         $0.00                 $0.00

           Class A-2 Timber Notes                                                         $0.00                 $0.00

           Class A-3 Timber Notes                                                         $0.00                 $0.00

8.    Amount Deposited to Payment Account since last Note Payment Date in respect of Prepayment Premium Provision less any Prepayment Provision
      Refundable Amounts since last Note Payment Date                                     $0.00                   N/A

                                                                                                         Per $1,000
                                                                                                        of original
                                                                                                         principal
                                                                                     Total                 amount
                                                                                ----------------       ---------------

9.    Excess of Payment Account Balance over total of amounts in
      Nos. (5) through (8) (or Deficiency)                                      $(19,018,002.48)                  N/A

10.   Aggregate Minimum Principal Amortization Amount for next Note
      Payment Date                                                                        $0.00                   N/A

11.   Excess of Payment Account Balance over total of amounts in
      Nos. (5) through (8) and (10) (or Deficiency)                             $(19,018,002.48)                  N/A

12.   Aggregate Scheduled Amortization Amount expected to be paid on the next Note Payment Date from the Payment Account and/or the Scheduled
      Amortization Reserve Account                                               $17,066,201.00                   N/A

III.  Prevailing SBE Price Data for the Monthly Period preceding the Monthly
      Deposit Date

Old Growth Redwood                                                                                         $669 / Mbf

Young Growth Redwood                                                                                       $599 / Mbf

Old Growth Douglas Fir                                                                                     $329 / Mbf

Young Growth Douglas Fir                                                                                   $289 / Mbf

Whitewoods                                                                                                 $119 / Mbf

Note:   Assumes an average size-quality category of 2.0 for old growth and
        3.0 for young growth and the following harvest method percentages:
        Cat - 35%; Yarder/Skyline - 60%; and Helicopter -5%